Exhibit 3.138

Delaware	PAGE 1
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS FILED FROM AND INCLUDING THE RESTATED CERTIFICATE OR A MERGER WITH A RESTATED CERTIFICATE ATTACHED OF “HALLMARK HEALTHCARE COMPANY, LLC” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

RESTATED CERTIFICATE, FILED THE TWENTY-FOURTH DAY OF APRIL, A.D. 1995, AT 3 O’CLOCK P.M.

CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE TWENTY-SIXTH DAY OF MARCH, A.D. 2001, AT 9 O’CLOCK A.M.

CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE THIRD DAY OF MARCH, A.D. 2003, AT 2:30 O’CLOCK P.M.

CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE FIFTH DAY OF NOVEMBER, A.D. 2003, AT 7:56 O’CLOCK P.M.

CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE TWENTY-FOURTH DAY OF SEPTEMBER, A.D. 2007, AT 12:32 O’CLOCK P.M.

CERTIFICATE OF MERGER, FILED THE TWENTY-EIGHTH DAY OF DECEMBER, A.D. 2007, AT 9:43 O’CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2007, AT 11:45 O’CLOCK P.M.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State
0924764 8100X	AUTHENTICATION: 9119778
111141558	DATE: 10-27-11

You may verify this certificate online

at corp.delaware.gov/authver.shtml

Delaware	PAGE 2
The First State

CERTIFICATE OF CONVERSION, CHANGING ITS NAME FROM “HALLMARK HEALTHCARE CORPORATION” TO “HALLMARK HEALTHCARE COMPANY, LLC”, FILED THE TWENTY-EIGHTH DAY OF DECEMBER, A.D. 2007, AT 9:59 O’CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF CONVERSION IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2007, AT 11:50 O’CLOCK P.M.

CERTIFICATE OF FORMATION, FILED THE TWENTY-EIGHTH DAY OF DECEMBER, A.D. 2007, AT 9:59 O’CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF FORMATION IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2007, AT 11:50 O’CLOCK P.M.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State
0924764 8100X	AUTHENTICATION: 9119778
111141558	DATE: 10-27-11

You may verify this certificate online

at corp.delaware.gov/authver.shtml

SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 03:00 PH 04/24/1995 950090179 - 924764

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

HALLMARK HEALTHCARE CORPORATION

ORIGINALLY INCORPORATED AS

NATIONAL HEALTHCARE, INC.

ON OCTOBER 20, 1981

Hallmark Healthcare Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY THAT:

I. The current name of the corporation is Hallmark Healthcare Corporation.

II. The amendment and restatement of the corporation’s Certificate of Incorporation as set forth in Section IV below has been duly approved and adopted in accordance with the provisions of Section 242 and 245 of the General Corporation Law of the State of Delaware.

III. The provisions set forth below supersede the corporation’s original Certificate of Incorporation, all amendments thereto and all restatements thereof and constitute the Amended and Restated Certificate of Incorporation of the Corporation.

FIRST: The name of the corporation (the “Corporation”) is Hallmark Healthcare Corporation.

SECOND: The address of the Corporation’s registered office in the State Of Delaware is 1013 Centre Road, County of New Castle, City of Wilmington, Delaware 19805. The name of the Corporation’s registered agent at such address is Corporation Service Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: The total number of shares which the Corporation shall have authority to issue is Ten Thousand (10,000) shares of Common Stock, par value five cents ($.05) per share.

FIFTH: Elections of directors need not be by written ballot except and to the extent provided in the by-laws of the Corporation.

SIXTH: To the full extent permitted by the General Corporation Law of the State of Delaware or any other applicable laws presently or hereafter in effect, no director of the Corporation shall be personally liable to the Corporation or its stockholders for or with respect to any acts or omissions in the performance of his or her duties as a director of the Corporation. Any repeal or modification of this Article Sixth shall not adversely affect any right or protection of a director of the Corporation existing immediately prior to such repeal or modification.

SEVENTH: Each person who is or was or has agreed to become a director or officer of the Corporation, or each such person who is or was serving or who has agreed to serve at the request of the Board of Directors or an officer of the Corporation as an employee or agent of the Corporation or as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators, or estate of such person), shall be indemnified by the Corporation to the full extent permitted by the General Corporation Law of the State of Delaware or any other applicable laws as presently or hereafter in effect. Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person which provide for indemnification greater or different than that provided in this Article. Any repeal or modification of this Article Seventh shall not adversely affect any right or protection existing hereunder immediately prior to such repeal or modification.

EIGHTH: In furtherance and not in limitation of the rights, powers, privileges and discretionary authority granted or conferred by the General Corporation Law of the State of Delaware or other statutes or laws of the State of Delaware, the Board of Directors is expressly authorized to make, alter, amend or repeal the by-laws of the Corporation, without any action on the part of the stockholders, but the stockholders may make additional by-laws and may alter, amend or repeal any by-law whether adopted by them or otherwise. The Corporation may in its by-laws confer powers upon its Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by applicable law.

NINTH: The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in the Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed herein or by applicable law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to this reservation.

TENTH: The term of each director serving on the date hereof shall expire on the date of the next annual meeting of stockholders of the Corporation at which his successor is elected and qualified or upon his earlier death, resignation or removal.

IN WITNESS WHEREOF, the corporation has caused this Amended and Restated Certificate of Incorporation to be signed by Deborah G. Moffett, its Vice President and Treasurer, and attested by Linda K. Parsons, its Secretary, this 13th day of April, 1995.

HALLMARK HEALTHCARE CORPORATION

(Seal)	By:	/s/ Deborah G. Moffett
Deborah G. Moffett Vice President and Treasurer

ATTEST:

By:	/s/ Linda K Parsons
Linda K. Parsons
Secretary

DDD05E1F

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 03/26/2001 010146850 – 0924764

CERTIFICATE OF CHANGE OF REGISTERED AGENT

AND

REGISTERED OFFICE

The Board of Directors of HALLMARK HEALTHCARE CORPORATION, a Corporation of Delaware, on March 27, 2001, do hereby resolve and order that the location of the Registered Office of this Corporation within this State be, and the same hereby is 15 North Street, in the City of Dover, County of Kent Zip Code 19901.

The name of the Registered Agent therein and in change thereof upon whom process against this Corporation may be served, is NATIONWIDE INFORMATION SERVICES, INC.

HALLMARK HEALTHCARE CORPORATION, a Corporation of Delaware, docs hereby certify that the foregoing is a true copy of a resolution adopted by the Board of Directors at a meeting held as herein stated.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be executed by its duly authorized officer on March 27, 2001.

/S/ Gregg Hamerschlag

Name: Gregg Hamerschlag
Title: Director

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 02:30 PM 03/03/2003 030139125 – 0924764

CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE

AND OF REGISTERED AGENT

HALLMARK HEALTHCARE CORPORATION

It is hereby certified that:

1. The name of the corporation (hereinafter called the “corporation”) is HALLMARK HEALTHCARE CORPORATION.

2. The registered office of the corporation within the State of Delaware is hereby changed to 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle.

3. The registered agent of the corporation within the State of Delaware is hereby changed to Corporation Service Company, the business office of which is identical with the registered office of the corporation as hereby changed.

4. The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on March 3, 2003.

/s/ Sherry Connelly
Sherry Connelly, Assistant Secretary

DE BC D-:COA CERTIFICATE OF CHANGE 09/00 (#163)

CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE

AND OF REGISTERED AGENT

It is hereby certified that:

1. The name of the corporation (hereinafter called the “Corporation”) is

HALLMARK HEALTHCARE CORPORATION

2. The registered office of the Corporation within the State of Delaware is hereby changed to 9 East Loockerman Street, Suite 1B, City of Dover 19901, County of Kent.

3. The registered agent of the Corporation within the State of Delaware is hereby changed to National Registered Agents, Inc., the business office of which is identical with the registered office of the corporation as hereby changed.

4. The Corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on OCTOBER 22, 2003.

/s/ Kimberly A. Wright
Kimberly A. Wright
ASST. SEC.

State of Delaware Secretary of State Division of Corporations Delivered 07:58 PM 11/05/2003 FILED 07:56 PM 11/05/2003 SRV 030712499 – 0924764 FILE

State of Delaware Secretary of State Division of Corporations Delivered 12:55 PM 09/24/2007 FILED 12:32 PM 09/24/2007 SRV 071044113 – 0924764 FILE

CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE

AND OF REGISTERED AGENT

OF

HALLMARK HEALTHCARE CORPORATION

It is hereby certified that:

1. The name of the corporation (hereinafter called the “corporation”) is:

HALLMARK HEALTHCARE CORPORATION

2. The registered office of the corporation within the State of Delaware is hereby changed to 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle.

3. The registered agent of the corporation within the State of Delaware is hereby changed to Corporation Service Company, the business office of which is identical with the registered office of the corporation as hereby changed.

4. The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on September 11, 2007

/s/ Rachel A. Seifert
Name:	Rachel A. Seifert
Title:	Sr. Vice President & Secretary

State of Delaware Secretary of State Division of Corporations Delivered 09:59 AM 12/28/2007 FILED 09:43 AM 12/28/2007 SRV 071369522 – 0924764 FILE

CERTIFICATE OF MERGER

MERGING

HALLMARK HOLDINGS CORP.

(a New York corporation)

INTO

HALLMARK HEALTHCARE CORPORATION

(a Delaware corporation)

Pursuant to Section 252 of the

Delaware General Corporation Law

The undersigned corporation, organized and existing under and by virtue of the Delaware General Corporation Law,

DOES HEREBY CERTIFY:

FIRST: That the name and state of incorporation of each of the constituent corporations in the merger are as follows:

Name	State of Incorporation

Hallmark Holdings Corp.	New York
Hallmark Healthcare Corporation	Delaware

SECOND: That an Agreement and Plan of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 252 of the Delaware General Corporation Law.

THIRD: That Hallmark Healthcare Corporation, a Delaware corporation, shall be the surviving corporation in the merger.

FOURTH: That the Certificate of Incorporation of Hallmark Healthcare Corporation shall be unaffected by the Merger and shall continue in effect as the Certificate of Incorporation of the surviving corporation until amended or repealed in accordance with the provisions thereof and of applicable law.

FIFTH: That the executed Agreement and Plan of Merger is on file at an office of the surviving corporation, the address of which is 4000 Meridian Blvd., Franklin, TN 30767.

SIXTH: That a copy of the Agreement and Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

SEVENTH: That the authorized capital stock of Hallmark Holdings Corp., a New York corporation, is one thousand (1,000) shares of common stock, par value $.01 per share.

EIGHTH: That the merger shall be effective at 11:45 p.m. on December 31, 2007.

IN WITNESS WHEREOF, Hallmark Healthcare Corporation, a Delaware corporation, has caused this Certificate of Merger to be executed by its duly authorized officer this 27th day of December, 2007.

HALLMARK HEALTHCARE CORPORATION

By:	/s/ Rachel A Seifert
Name: Rachel A. Seifert
Title: Senior Vice President and Secretary

1335850

State of Delaware Secretary of State Division of Corporations Delivered 09:59 AM 12/28/2007 FILED 09:59 AM 12/28/2007 SRV 071369529 – 0924764 FILE

CERTIFICATE OF CONVERSION

CONVERTING

HALLMARK HEALTHCARE CORPORATION

(A Delaware Corporation)

TO

HALLMARK HEALTHCARE COMPANY, LLC

(A Delaware Limited Liability Company)

This Certificate of Conversion is being filed for the purpose of converting Hallmark Healthcare Corporation, a Delaware corporation (the “Converting Corporation”), to a Delaware limited liability company to be named “Hallmark Healthcare Company, LLC” (the “Company”) pursuant to Section 18-214 of the Delaware Limited Liability Company Act, 6 Del. C. §§ 18-101 et seq. (the “Delaware LLC Act’’),

The undersigned, as an authorized person of the Converting Corporation and the Company, does hereby certify as follows:

1. Name of Converting Corporation. The name of the Converting Corporation, immediately prior to the filing of this Certificate of Conversion, was “Hallmark Healthcare Corporation”.

2. Date and Jurisdiction of Incorporation of Converting Corporation. The date on which, and the jurisdiction where, the Converting Corporation was incorporated, which jurisdiction has not changed, are as follows:

Date	Jurisdiction

October 20,1981	Delaware

3. Name of Converted Limited Liability Company. The name of the Delaware limited liability company to which the Converting Corporation has been converted and the name set forth in the Certificate of Formation of the Company filed in accordance with Section 18-214(b) of the Delaware LLC Act is “Hallmark Healthcare Company, LLC”.

4. Effective Time. This Certificate of Conversion shall be effective at 11:50 p.m. on December 31, 2007.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Conversion as of December 27, 2007.

/s/ Rachel A. Seifert
Name: Rachel A. Seifert
Authorized Person

1332523.1

State of Delaware Secretary of State Division of Corporations Delivered 09:59 AM 12/28/2007 FILED 09:59 AM 12/28/2007 SRV 071369529 – 0924764 FILE

CERTIFICATE OF FORMATION

OF

HALLMARK HEALTHCARE COMPANY, LLC

This Certificate of Formation is being filed pursuant to Section 18-214(b) of the Delaware Limited Liability Company Act, 6 Del. C. §§ 18-101 et seq., in connection with the conversion of Hallmark Healthcare Corporation, a Delaware corporation, to a Delaware limited liability company.

The undersigned, being duly authorized to execute and file this Certificate of Formation, does hereby certify as follows:

1. Name. The name of the limited liability company is Hallmark Healthcare Company, LLC (the “Company”).

2. Registered Office and Registered Agent. The Company’s registered office in the State of Delaware is located at 2711 Centerville Road, Suite 400, Wilmington, DE (New Castle County) 19808. The registered agent of the Company for service of process at such address is Corporation Service Company.

3. Effective Time. This Certificate of Formation shall become effective at 11:50 p.m. on December 31, 2007.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Formation as of December 27, 2007.

/s/ Rachel A. Seifert
Name: Rachel A. Seifert
Authorized Person

1332508.1